SHARE PURCHASE AGREEMENT



                   entered into on this 29th day of April 1997



                                 BY AND BETWEEN



                                   BARCO N.V.

                  (hereinafter referred to as the "Buyer"); and



                              ARC NETHERLANDS B.V.

                    (hereinafter referred to as the "Seller")

This share purchase agreement (hereinafter this or the "Agreement"), is entered into in Amsterdam on this 29th day of April 1997 by and between:

BARCO N.V., a limited liability company incorporated and existing under the laws of Belgium with its registered office at Kortrijk, Belgium (hereinafter referred to as the "Buyer"); and

ARC NETHERLANDS B.V., a limited liability company incorporated and existing under the laws of the Netherlands with its registered office at Amsterdam, the Netherlands (hereinafter referred to as the "Seller").

(The Buyer and the Seller hereinafter jointly to be referred to as the "Parties" and individually as a "Party.")

WHEREAS

A. The Seller is the legal and beneficial owner of the entire issued and outstanding share capital, consisting of 40 (in words: forty) ordinary shares with a nominal value of NLG 1,000.00 (in words: one thousand Dutch guilders) each (hereinafter the "Shares"), of Pulsarr Holding B.V., a limited liability company incorporated and existing under the laws of the Netherlands with its principal place of business at Eindhoven (hereinafter referred to as the "Company");

B. The Seller acquired under contract (the "Former Contract") on the 1st day of March 1996, 80% of the Shares from Meijn Beheer B.V., a limited liability company incorporated and existing under the laws of the Netherlands with its registered office at Oostzaan (hereinafter referred to as the "Former Owner") and acquired the remaining 20% (in words: twenty percent) of the Shares prior to the date of this Agreement;

C. The Company is the unencumbered legal and beneficial owner of the entire issued and outstanding share capital (hereinafter referred to as the "Subsidiary Shares") of Pulsarr Vastgoed B.V., Pulsarr Industrial Research B.V. and Pulsarr USA, Inc. (hereinafter individually referred to as a "Subsidiary" and collectively the "Subsidiaries");

D. The Buyer desires to buy from the Seller and the Seller desires to sell to the Buyer, the Shares, a subordinated note and certain rights relating to certain secured accounts

NOW THEREFORE, for and in consideration of these premises and in reliance upon the covenants, representations, warranties and indemnities set forth herein and the execution and delivery of the Closing Documents (as defined hereinafter), each Party hereto, intending to be legally bound, does hereby agree as follows:

1.1      SALE AND PURCHASE OF THE SHARES
         -------------------------------
         The Buyer agrees to buy and accept transfer from the Seller and the Seller agrees to sell and transfer to the Buyer, the unencumbered legal and beneficial title in the Shares. The Shares are sold with all rights appertaining thereto, including the right to receive accrued dividends, whether declared or not.

1.2 ASSIGNMENT OF SUBORDINATED NOTE, THE SECURED ACCOUNTS AND THE FORMER OWNERS REPRESENTATIONS AND WARRANTIES
         -------------------------------------
         The Seller agrees to cede, assign and make over to the Buyer, at the Closing, all the Seller's right, tital and interest in a subordinated note (the "Subordinated Note") more fully described in Schedule 1.2 (i) to this Agreement, which assignment the Buyer agrees to accept.

         The Seller agrees to cede, assign and make over to the Buyer, at the Closing, all the Seller's right, title and interest in the secured accounts (the "Secured Accounts") more fully described in Schedule 1.2
         (ii) to this Agreement, which assignment the Buyer agrees to accept.

         The Seller agrees to cede, assign and make over to the Buyer, at the Closing, all the Seller's right, title and interest in the Former Owner's Representations and Warranties as defined in Section 7, which assignment the Buyer agrees to accept.

2.       PURCHASE PRICE AND PAYMENT
         --------------------------

2.1 The purchase price for the Shares, the Subordinated Note (as defined in Section 1.2 of this Agreement) and the Secured Accounts (as defined in
         Section 1.2 of this Agreement) as well as the consideration for the covenants and undertakings of the Seller set out in this Agreement, amounts to US$ 8,400,000.00 (in words: eight million, four hundred thousand United States Dollars) (hereinafter referred to as the "Purchase Price").

2.2 The following amounts which are due by Seller to the Company will be set off against the Purchase Price. The Buyer will procure that the Company shall confirm receipt of payment of such amounts:
         NLG 208.160 being an instalment and an amount of interest paid by the Company to Mr. J. Scholt on behalf of the Seller in connection with the sale of Mr. Scholt's shares of the Company to the Seller
         NLG 17.860 for payment by the Company of the life insurance for 1996 Mr. J. Scholt
         NLG 17.860 for payment by the Company of the life insurance for 1997 Mr. J. Scholt
         NLG 10.000 for payment by the Company of the GAAP audit by Coopers & Lybrand.

2.3 The Buyer agrees to transfer the Purchase Price (after having deducted the amounts in clause 2.2) into the third party account number
         21.33.19.241 at MeesPierson Bank in Amsterdam of the Notary (as defined in Section 4.2 sub c of this Agreement) for transfer by the said Notary to and on the instructions of the Seller after completion of the actions at Closing (set out in Section 4 of this Agreement) and upon the transfer of the Shares to the Buyer.

3.       CONDITIONS PRECEDENT TO CLOSING
         -------------------------------
         The Buyer's obligation to purchase the Shares under the terms of this Agreement is conditional on fulfilment by the Seller or waiver by the Buyer, of each of the following conditions by or before the Closing:

3.1 The execution of a deed of assignment to the satisfaction of the Buyer relating to the Subordinated Note;

3.2 The execution of a deed of assignment to the satisfaction of the Buyer relating to the Secured Accounts and a notice on behalf of the Buyer and the Seller to ABN AMRO Bank and the Former Owner confirming such assignment being given;

3.3 The recording in writing to the satisfaction of the Buyer of the notice to the Former Owner relating to the assignment to the Buyer of all of the Seller's right, title and interest to and under the representations and warranties provided to the Seller by the Former Owner in the Former Contract;

3.4 Obtaining the written resignation of all by the members of the supervisory board and Mr. Jan Scholt in his capacity as managing director of the Company and the Seller, as well as the written recording of the Company's acceptance of such resignations;

3.5 Obtaining written recordings from the Former Owner in evidence of the removal of the pledge in its favour over 80% of the Shares;

3.6 Obtaining written acknowledgement from Mr. Scholt in evidence of the removal of the pledge in his favour over the other 20% of the Shares;

3.7 The Seller having provided to Buyer written evidence that Mr. Scholt has been released from any and all obligations and/or liabilities pursuant to the Share Purchase Agreement in connection with 20% of the Shares entered into by Mr. Scholt and the Seller.

3.8 Parties hereto having settled the following inter company accounts, by means of a set-off between them:

         - the amount owed by SRC Vision Inc. to the Company (estimated at signing at NLG 248,146) with regard to spare parts;

         - the amount of spare parts not yet paid by SRC Vision to the Company (estimated at signing at US $ 39,832);

         - the difference between the amount received by the Company and the amount reimbursed to SRC Vision Inc. pursuant to the Bonduelle agreement (estimated at signing at US $ 51,000);

         - the amount on spare parts in the possession by SRC Vision Inc. to be returned to the Company (estimated at signing at US $67,576.36).

3.9 The Buyer having received from the Seller the audited consolidated accounts of the Company and its Subsidiaries over 1996 including the unqualified approval from the Company's auditors, not significantly different from the draft accounts which the Buyer received from the Seller prior to execution of this Agreement attached as Schedule 3.9.

4.       ASSIGNMENT BY THE BUYER, ACTIONS AT CLOSING AND CLOSING
         -------------------------------------------------------

4.1 At any time the Buyer will have the right to assign and transfer all its rights and obligations under this agreement to a Netherlands limited liability Company belonging to the Buyer's group of companies. The Seller hereby acknowledges and approves such a transfer and assignment by the Buyer. In case of such a transfer and assignment, Barco NV will guarantee the performance by the assignee of its obligation to pay the Purchase Price provided for in this Agreement.

4.2 Parties will use their best efforts in order to accomplish that the conditions precedent to Closing as set out in Section 3 of this Agreement will be fulfilled no later than May 6th 1997. Upon the fulfilment (or waiver) of such conditions precedent, the following actions (hereinafter the "Closing"), will take place at the offices of Loeff Claeys Verbeke in Amsterdam:

         a. The Seller will provide the Buyer with such other instruments or documents as may be necessary or appropriate to carry out their common intention as set out in this Agreement.

         b. The transfer of the Shares from the Seller to the Buyer by Notarial Deed under the hand of the Notary (as defined in Section
               4.2 sub c) at the offices of Loeff Claeys Verbeke, Amsterdam, whereupon the Buyer will instruct the said Notary to transfer the Purchase Price to and on the instructions of the Seller.

         c. The Seller is aware that the Dutch civil law notary that will effect the transfer of the Shares, being Mr. Gerbrand W. Ch. Visser (hereinafter the "Notary") holds office at the offices of Loeff Claeys Verbeke, Amsterdam, being the office of the outside legal advisors of the Buyer. With regard to Sections 9 and 10 of the Joint Practice Guidelines for Notaries and Attorneys ("Richtlijnen met betrekking tot vormen van samenwerking van notarissen onderling en met advocaten") of the management of the Royal Fraternity of Notaries ("Het bestuur van de Koninklijke Notariele Broederschap"), the Seller expressly acknowledges and agrees by signing this Agreement, that the Buyer, with regard to this Agreement and all legal and other action that results from this Agreement, as well as with regard to any disputes that may arise from any such action or agreement, will be represented by Loeff Claeys Verbeke.

5.       SELLER'S COVENANTS TO CLOSING
         -----------------------------
         The Seller covenants to, from the date of this Agreement up to and including the Closing, conduct the business of the Company in the ordinary course and in any event not to incur any long term commitments or any liability or expense in excess of NLG 50,000.00 (in words: fifty thousand Dutch guilders) per event or transaction, without the prior written approval of the Buyer.

6.       PARTIES' COVENANTS
         ------------------

6.1 In connection with the transfer of the Shares parties have agreed that they will procure that certain agency and distribution agreements entered into by Pulsarr Industrial Research BV and SRC Vision Inc., listed by the Parties as soon as practically possible after the signing of this Agreement, will be terminated by one of them as soon as possible after closing such that no agent or distributor will be representing both Pulsarr Industrial Research B.V. and affiliates on one hand and SRC Vision Inc. on the other, after Closing and that in each case the party terminating such agreement will bear all costs, penalties or indemnifications due in connection with such termination.

6.2 Buyer will to the extent required by MeesPierson promptly after Closing assume the obligations of ARC Capital towards MeesPierson under the net worth statement dated July 18, 1996, attached hereto as Schedule 6.2.

6.3 The Buyer will indemnify ARC Capital for all obligations of ARC Capital towards Mr. Ralph Habets as set forth in the consulting agreement dated January 27, 1997, attached hereto as Schedule 7 which will arise as of the date hereof.

7.       REPRESENTATIONS AND WARRANTIES BY THE FORMER OWNER
         --------------------------------------------------
         The Parties intend to transfer all existing, contingent or other right, title and interest (in the widest sense of the word) that the Seller may have on the date of this Agreement based on the representations and warranties and all related rights set out in the Former Contract (attached to this Agreement as Schedule 1.2) and that were made by the Former Owner to the Seller in the Former Contract (hereinafter referred to as the "Former Owner's Representations and Warranties") to the Buyer at the Closing and on the conditions and in the form of Schedule 1.2 to this Agreement.

         The Parties furthermore agree to take all action required to the extent provided for and on the conditions of the laws on the Netherlands, to vest all the said right, title and interest in such representations and warranties in the Buyer.

         For avoidance of doubt, the Parties record that no liability, existing, contingent, conditional or otherwise (in the widest sense of the word) will vest in Buyer as a result of the provisions of this Section 7.

8.       ADDITIONAL REPRESENTATIONS AND WARRANTIES BY THE SELLER
         -------------------------------------------------------

8.1      Transitional Provision
         ----------------------
         Subject to the condition that ("onder opschortende voorwaarde dat") any of the Former Owner's Representations and Warranties does not inure to the benefit of the Buyer for the reason that such representations and/or warranties is for any reason not ceded, assigned and made over to the Buyer in accordance with the terms of Schedule 1.2, the Seller shall have the obligation (i) to file at the sole request of the Buyer any claims under the Purchase Agreement entered into by the Seller and Meijn Beheer BV dated March 1, 1996, (ii) to take all other action in connection therewith deemed necessary by Buyer, (iii) to grant to Buyer an irrevocable Power of Attorney to undertake any action deemed necessary by the Buyer in connection therewith and (iv) to pay all the proceeds from such claims without any deductions to Buyer.

         As security for the due performance by Seller pursuant to this Clause, Seller will at the closing vest a first right of pledge in favour of the Buyer in all its rights under the Former Contract including its rights under the Secured Accounts.

         The deed of pledge and the Power of Attorney shall be executed at the Closing.

         Additional Representations and Warranties
         -----------------------------------------
         In addition, the Seller represents and warrants to the Buyer that the following statements are, whether read individually or collectively, true, complete and accurate on the date of signing of this Agreement.

8.2      Authority
         ---------
         The Seller is a limited liability company duly organized and validly existing under the laws of the Netherlands. The Seller has not been declared bankrupt ("failliet") and no action or request is pending to declare the Seller bankrupt. The Seller has not filed nor been granted a moratorium of payment ("surseance van betaling") and no similar action under legislation other than the Netherlands has been taken. The Seller has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to carry out the transactions contemplated hereby. All corporate and other acts or proceedings  required  to be  taken  by the  Seller  to  authorize  the execution, delivery and performance of this Agreement and all transactions contemplated hereby have been duly and properly taken.

8.3      Validity
         --------
         This Agreement has been, and the documents to be delivered at Closing will be, duly executed and delivered and constitute lawful, valid and legally binding obligations of the Seller, enforceable in accordance with their respective terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not violate or conflict with any provision of, or constitute a default under:

         a) the deed of incorporation and articles of association of the Seller;

         b) any note, bond, indenture, contract, agreement, permit, license or other instrument or agreement to which the Seller, the Company or any of the Subsidiaries is a party or by which any of their respective assets is bound;

         c) any order, writ, injunction, decree or judgment of any court or governmental agency; or

         d) any law, rule or regulation applicable to the Seller, the Company or any of the Subsidiaries.

8.4      No Adverse Consequences
         -----------------------
         The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation of any lien, charge or encumbrance of any kind, or the termination or acceleration of any indebtedness or other obligation of the Seller, the Company or any of the Subsidiaries. No approval, authorization, registration, consent, order or other action of or filing with any person, including any court, administrative agency or other governmental authority, is required for the execution and delivery by the Seller of this Agreement or the consummation by the Seller of the transactions contemplated hereby except for the consents of MeesPierson and of the government authority in charge of the TOK Subsidy.

8.5      Title
         -----
         At the Closing, the Seller will have full legal and beneficial ownership of the Shares and the Company has full legal and beneficial ownership of the Subsidiary Shares (constituting 100% of the outstanding share capital). At the Closing, the Shares and the Subsidiary Shares will be owned free and clear of all claims, security interests, liens, pledges, charges, escrows, options, proxies, rights of first refusal, preemptive rights, mortgages, hypothecations, prior assignments, title retention agreements, indentures, security agreements or any other limitation, encumbrance or restriction of any kind.

         The Seller has the absolute right to sell and transfer the Shares to the Buyer in accordance with the terms of this Agreement and without the cooperation, approval or authorization of any third party or such cooperation, approval or authorization have been rendered.

8.6      No  Intercompany  Loans,  No  Security  Rights  or  Other  Third  Party
         Interests
         -----------------------------------------------------------------------

8.6.1 The Company has not guaranteed, provided security or given indemnity for any obligation of third parties (not being the Subsidiaries), including but not limited to obligations of the Seller or any company affiliated to the Seller, all this in the widest sense of the word.

8.6.2 Except for the two building mortgages granted to VSB Bank and the security provided to MeesPierson in connection with line of credit, there is no encumbrance of any asset of the Company for, in support of or related to any purpose outside the ordinary course of the business of or not at arms length with the Company or related to the finance of any company(ies) affiliated to the Company.

8.6.3 Since the 1st day of January 1997, no management fee, interest and other related expense has been incurred by the Company and/or its Subsidiaries towards members of the Seller's group of Companies except among the Pulsarr Group of Companies and except for supply of goods and services between companies belonging to Seller's Group of Companies.

8.6.4 The Company and/or its Subsidiaries are not and have never been part of a Fiscal Unity with the Seller.

8.7.1 To the best of Seller's knowledge there is no material fact or circumstance not communicated to the Buyer (in this Agreement or otherwise) which may be reasonably assumed to may have had a material adverse effect on the Buyer's willingness to enter in this Agreement.

8.7.2 Seller is not aware of any material fact which could give the Buyer the right to make a claim under the representations and warranties and no fact has arisen which would make any representation or warranty not true, complete and accurate at the date of this Agreement.

8.7.3 During the period between 1 January 1997 and the Closing Date no assets of the Company and/or its Subsidiaries have been disposed of other than in the ordinary course of business and none of the Company and its Subsidiaries has become subject to any commitment other than in the ordinary course of business. Since 1 January 1997 there has been no material adverse change in the business position, the financial position or in the equity position of the Company and its Subsidiaries.

8.7.4 Since 1 January 1997 the Company and its Subsidiaries have not paid or committed to pay any amount to any members of the Management Board or Supervisory Board other than Jan Scholt or in any other way increased or granted any options to purchase shares of the Company to such board members or entered into any commitment in that respect.

8.7.5 After 1 January 1997 no resolution has been made and no action has been taken to distribute dividends, to repay capital or to make any other distribution of reserves or capital, except as shown in the Annual Accounts. Neither the Company nor its Subsidiaries has issued any profit sharing bonds or otherwise attributed rights to third parties to share in past, present or future income or profits, reserves or liquidation surpluses of the Company and its Subsidiaries.

8.7.6 To the best of Seller's knowledge, as of 1 January 1997 no transactions have been entered into between the Company or its Subsidiaries on one hand and any other company belonging to the Seller's Group of Company which were not at an arm's length basis.

8.7.7 No rights have been granted by the Company providing for the issuance of shares by it.

8.7.8 No amounts have been retained from the Secured Accounts by or on behalf of Seller.

8.8 Except as explicitly provided for in this Section 8 of this Agreement the Seller does not give any Representations or Warranties to the Buyer in connection with the Company and the Subsidiaries.

9.       ANCILLARY PROVISIONS
         --------------------
         Any investigation carried out by or on behalf of the Buyer or any documentation furnished by the Seller or its representatives or advisers to the Buyer or to its representatives or advisers, shall not relieve the Seller of any of its obligations under any of the representations and warranties.

         For avoidance of doubt the Parties record that no schedule referred to in the Purchase Agreement between the Seller and Meijn Beheer BV dated March 1, 1996 (Schedule 1.2 to this Agreement) nor the content thereof, unless explicitly provided otherwise herein, will be deemed a disclosure to any representation and/or warranty made by the Seller in this Agreement.

10.      REPRESENTATIONS AND WARRANTIES OF THE BUYER
         -------------------------------------------
         The Buyer represents and warrants that the statements set out hereafter are true, complete and accurate on the date of signing of this Agreement.

         a) Authority. The Buyer has full right, power and authority, without the consent of any other person, to execute and deliver this Agreement and to carry out the transactions contemplated hereby. All corporate and other acts or proceedings required to be taken by Buyer to authorize the execution, delivery and performance of this Agreement and all transactions contemplated hereby have been duly and properly taken.

         b) Validity. This Agreement has been, and the documents to be delivered at Closing will be, duly executed and delivered by the Buyer and constitute lawful, valid and legally binding obligations of the Buyer, enforceable in accordance with their respective terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation of any lien, charge or encumbrance or the acceleration of any indebtedness or other obligation of the Buyer and are not prohibited by, do not violate or conflict with any provision of, and do not result in a default under or a breach of:

               a) the  articles  of  incorporation  (or  by-laws)  of the Buyer;

               b) any  contract,  agreement, permit, license or other instrument to which the Buyer is a party or by which it is bound;

               c) any  order,  writ, injunction, decree or judgment of any court or governmental agency; or

               d) any law, rule or regulation applicable to the Buyer.

               No approval, authorization, consent or other order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by the Buyer of this Agreement or the consummation by the Buyer of the transactions contemplated hereby.

11.      BREACH AND INDEMNITY AND SURVIVAL
         ---------------------------------

11.1 The Seller hereby indemnifies the Buyer and shall hold the Buyer harmless, from and against:

         (a) all damages, liabilities (including, without limitation, liabilities for Tax (meaning Corporate Tax (including WIR disinvestments payments), income tax, social security premium, turnover tax, import duties and excises, capital tax, real property transfer tax, dividend tax, local property tax and other local rates and payments, environmental taxes), losses (including, without limitation, any consequential loss or damage and any loss of profit or punitive damages, fines, penalties and interest), costs (including, without limitation, all reasonable fees of attorneys, accountants and other professional advisers employed by the Buyer) or deficiencies, incurred by the Buyer or the Company as a result of a breach of the representations and warranties made by the Seller to and in favour of the Buyer; and

         (b) all damages, liabilities (including, without limitation, liabilities for Tax, losses (including, without limitation, any consequential loss or damage and any loss of profit or punitive damages, fines, penalties and interest), costs (including, without limitation, all reasonable fees of attorneys, accountants and other professional advisers employed by the Buyer) or deficiencies, incurred by the Buyer or the Company as a result of a breach of any covenant or other obligation of the Seller under this Agreement.

              (Any claim brought under (a) or (b) above or brought upon an alleged breach of any representation, warranty, indemnity or covenant in this Agreement, hereinafter referred to as a "Claim").

11.2 Any Claim made pursuant to (a) above shall be deemed to be a reduction of the Purchase Price.

11.3 Seller's liability as described in this Agreement shall at all times be limited to the Purchase Price provided for in Clause 2 hereof.

11.4 All representations, warranties, covenants and agreements made by the Seller and contained in this Agreement or in any document delivered pursuant hereto shall be deemed to be material and to have been relied upon by the Buyer and shall survive the Closing and shall be fully effective and enforceable for a period of three (3) years following the date of this Agreement (except for a Claim made in respect of Tax, which shall be fully effective and enforceable for a period up to 6 months after the applicable statute of limitations period provided for in the relevant Tax law has expired).

         Any Claim asserted in writing before the third anniversary of the date of this Agreement or other applicable survival period shall survive until resolved or determined pursuant to arbitration as provided for in this Agreement.

12.      THIRD PARTY CLAIM OR THE BUYER'S CLAIM
         --------------------------------------
         In addition to the provisions of Section 11 relating to Tax Claims, the Buyer shall give written notice (the "Notice") to the Seller of any claim for indemnification under this Agreement (a "Claim," which term may include more than one claim).

13.      BUYER'S CLAIM
         -------------
         With respect to a Buyer's Claim, the Seller shall have 30 days (from the date it becomes aware of such Claim) to make such investigation of the Claim as it considers necessary or desirable. If the Seller and the Buyer agree at or prior to such thirty (30) day period (or any mutually agreed upon extension thereof) to the validity and amount of such Claim, the Seller shall immediately pay to the Buyer the full agreed upon amount of the Claim.

         If the Buyer and the Seller do not agree within such period (or any mutually agreed extension thereof), the dispute shall be submitted to arbitration in accordance with the provision of Section 29 of this Agreement.

14.      THIRD PARTY CLAIM
         -----------------

14.1 The Buyer shall not settle any Third Party Claim without the prior written consent of the Seller (such consent not to be unreasonably withheld), unless legal action shall have been instituted by that third party and the Seller shall not have taken control of such suit within thirty (30) days (or, in the event that injunctive relief is being sought by such third party within forty-eight (48) hours) after the Notice.

         With respect to a Third Party Claim, the Seller may, at its sole cost and expense, upon written notice to the Buyer within the time limits set forth in the preceding sentence, assume the defense of any such claim or legal proceeding after payment in full to Buyer of the Claim asserted therein.

         If the Seller assumes the defense of any such claim or legal proceeding, the Seller shall select counsel (which counsel shall be reasonably acceptable to the Buyer) to conduct the defense in such claims and legal proceedings at its sole cost and expense, and shall take all steps necessary in the defense or settlement thereof.

         The Seller shall not consent to a settlement of, or the entry of any judgment arising from, any Third Party Claim without the prior written consent of the Buyer. The Buyer shall at all times be entitled to participate in the negotiation, settlement or defense of any Third Party Claim with its own counsel.

14.2 The Buyer and the Seller shall cooperate fully with each other with respect to any Third Party Claim and shall keep each other advised with respect thereto.

15.      INTELLECTUAL PROPERTY
         ---------------------

15.1 For the purposes of this Section 15, "Intellectual Property Rights" includes (but is not limited to) all patents and specific applications thereof, registered designs, tradenames, trademarks and service marks (whether registered or not), copyright, neighbouring rights, design rights and all similar rights, including those subsisting (in any part of the world) in production know-how and technology, trade secrets, formula, methods, processes, inventions, logos, designs, drawings, performances, computer programmes, confidential information, business names, goodwill and the style and presentation of goods and services and in applications for protection thereof.

         The Parties furthermore agree that the continued conduct after the Closing of all then current activities by each of the Parties or companies affiliated to each of the Parties, will not be deemed to infringe the Intellectual Property Rights of the other Party or an affiliated company of the other Party and that neither Party owes or is obliged to pay to the other Party any compensation for the use of any Intellectual Property Rights.

15.2 Parties will procure that Pulsarr Industrial Research B.V. and SRC Vision Inc., and their affiliates will immediately after Closing redeliver to each other any technical documentation (such as designs, drawings, manuals etc.) received from the other or its affiliates for the performance of its current activities while each of them will be entitled to keep copies of such documentation to the extent necessary for the provision of services by it and the performance by it under existing contracts, if any.

16.      NON-SOLICITATION
         ----------------
         Until the first anniversary of this Agreement, the Seller agrees unless in specific cases otherwise agreed between parties not to, and will procure that neither SRC Vision, Inc. nor Ventek, Inc. will, solicit employees or former employees ("former" means in this clause 16 employees that were employed with or worked (on whatever basis), for the relevant company within a period of 12 months prior to Closing) of the Buyer, the Company or any of the Subsidiaries, nor to engage, hire, employ or in any other way retain or use the services of such employees nor to incite those employees to terminate their existing employment agreements or relationships. The undertaking contained in this paragraph will not apply to Herbie Klunder, Marc van den Bosch and Antoine Dofijn.

         Until the first anniversary of this Agreement, the Buyer agrees not to, and will procure that neither the Company nor any of the Subsidiaries will, solicit employees or former employees, of the Seller, SRC Vision, Inc. or Ventek, Inc. employed within a period of 12 months prior to Closing, nor to engage, hire, employ or in any other way retain or use the services of such employees nor to incite those employees to terminate their existing employment agreements or relationships.

17.      MISCELLANEOUS
         -------------

17.1 Parties covenant that the employees of the Seller's Group of Companies currently resident at the Pulsarr Group of Companies and the employees of the Pulsarr Group of Companies currently resident at Seller's Group of Companies will within one month after the Closing terminate such residence and the respective employers will cause these employees resident at each other's location to vacate the other's premises.

17.2 Within one month after the Closing the Buyer will procure that insurance policies will be entered into with respect to the Company and its Subsidiaries. Upon such policies becoming effective Seller will procure the termination of the existing policies thus replaced. The life insurance policy entered into for Mr. Scholt will be terminated as soon as possible after closing by the Seller (copy of termination notice to be submitted to Buyer), and Seller shall be entitled to the refund of the remainder of the 1997 premium in connection with the period after Closing.

17.3 For purchase orders accepted after the Closing by the Company or its Subsidiaries Seller will not receive any compensation even if quotes for such orders have been given prior to Closing.

         For purchase orders accepted after the Closing by Seller or any of its affiliates the Company or its Subsidiaries will not receive any compensation even if quotes for such orders have been given prior to Closing.

17.4 The amounts to be paid pursuant to this Agreement will be made at the US Dollar/Dutch Guilder exchange rate as quoted by ABN AMRO in Amsterdam at the close of business of May 2, 1997.

17.5 Buyer will not be deemed to have waived any of its rights pursuant to Netherlands law by executing this Agreement unless otherwise expressed herein.

18.      AMENDMENT AND WAIVER
         --------------------
         No amendment, waiver or consent with respect to any provision of this Agreement shall in any event be effective, unless the same shall be in writing and signed by the Parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

19.      NOTICES
         -------
         All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail or be telefaxed as follows:

         If to the Seller:
         -----------------
         ARC Netherlands B.V.
         c/o ARC Capital
         2067 Commerce Drive
         Medford, OR 97504
         Attn. Mr. Alan Steel
         Telecopier: (1) 541-779-6838

         With a copy to:
         ---------------
         Caron & Stevens/Baker & McKenzie
         Attn. Mr. L. P. L. Habets
         Leidseplein 29
         Telecopier:  (31)-20-626 7949

         If to the Buyer:
         ----------------
         Barco N.V.
         President Kennedypark 35
         8500 . . KORTRIJK
         Attn.  Mr. F. Kremer
         Telecopier: (32) 56-262 262

         With a copy to:
         ---------------
         Loeff Claeys Verbeke
         Attn. Mr. F. L. Leijdesdorff
         Apollolaan 15
         1077 AB Amsterdam
         Telecopier:  (31)-20-6718 775

         Any Party may change its address for receiving notice by written notice given to the other.

20.      EXPENSES
         --------
         Except as otherwise expressly provided herein, each Party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

21.      COUNTERPARTS
         ------------
         This  Agreement  may  be  executed   simultaneously   in  two  or  more
         counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22.      SUCCESSORS AND ASSIGNS
         ----------------------
         The Buyer shall be entitled to assign its rights and duties under this Agreement without the consent of the Seller. The Seller shall only assign its duties hereunder with the written consent of the Buyer.

23.      ENTIRE TRANSACTION
         ------------------
         This Agreement and the documents referred to herein contain the entire understanding among the Parties with respect to the transactions contemplated hereby and supersedes all other agreements, understandings and undertakings among the Parties on the subject matter hereof.

24.      APPLICABLE LAW
         --------------
         This Agreement shall be governed by and construed in accordance with the laws of the Netherlands, excluding any conflicts of law rules requiring the application of the substantive law of any other jurisdiction.

25.      OTHER RULES OF CONSTRUCTION
         ---------------------------
         References in this Agreement to sections and schedules are to sections of and schedules to, this Agreement unless otherwise indicated. Words in the singular include the Plural and in the plural include the singular. The word "or" is not exclusive. The word "including" shall mean including, without limitation. The section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

26.      ANNOUNCEMENTS
         -------------
         No announcement of this Agreement or any transaction contemplated hereby shall be made by any Party prior to the Closing without the written approval of the other Parties hereto (which approval shall not be unreasonably withheld), except as required by law or the regulations of any securities exchange. Each Party shall use its best effort to maintain the confidentiality of the terms of the purchase and maintain the confidentiality of the terms of the purchase and sale transaction contemplated hereby, except as required by law or as necessary to protect the interest of any Party hereunder.

27.      PARTIAL INVALIDITY
         ------------------
         In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

28.      NO RESCISSION
         -------------
         The Parties waive their right to demand rescission ("ontbinding") of this Agreement as contemplated by section 6:165 of the Dutch Civil Code.

29.      ARBITRATION
         -----------
         Any dispute arising out of or relating to this Agreement shall be referred to minitrial in accordance with the Minitrial Rules of the Netherlands Arbitration Institute ("Nederlandse Arbitrage Instituut"). In the event such dispute(s) are not settled in accordance with such rules, it (they) shall at the request of any Party be referred to and finally settled by arbitration under the Arbitration Rules (the "Rules") of the Netherlands Arbitration Institute. The arbitral procedure shall be conducted in Amsterdam and in the English language. The Arbitral tribune shall be composed of three (3) arbitrators to be appointed in accordance with the Rules.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement in three-fold, in Amsterdam, on the date set out on page one.


/s/ Antoon van Petegem
-------------------------------------
For : The Buyer
By  : Antoon van Petegem
Its : Vice President CFO and Controller


/s/ Alan Steel
-------------------------------------
For : The Seller
By  : Alan Steel
Its : Managing Director


By executing this Agreement ARC Capital accepts joint and several liability ("hoofdelijke aansprakelijkheid") for all liabilities of Seller towards Buyer under this Agreement.


/s/ Alan Steel
-------------------------------------
For : ARC Capital
By  : Alan Steel
Its : Vice President, Finance and CFO